UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2014

PLANET PAYMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35699	13-4084693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

670 Long Beach Blvd. Long Beach, NY	11561
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  516-670-3200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 13, 2014, Planet Payment, Inc. (the “Company”) issued a press release announcing that its Board of Directors authorized the repurchase of up to $6,000,000 million of the Company’s outstanding shares of common stock.  The shares may be purchased from time to time for a period ending December 31, 2015.  The timing, price and quantity of purchases will be at the discretion of the Company and the program may be discontinued or suspended at any time.

The press release is attached as Exhibit 99.1 to this report.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Exhibit Title

99.01	Press Release, dated October 13, 2014, issued by Planet Payment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

Date: October 14, 2014	By:	/s/ Graham N. Arad
		Name:	Graham N. Arad
		Title:	Director, Senior Vice President,
General Counsel